American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2025 Portfolio
April 30, 2025

One Choice Blend+ 2025 Portfolio - Schedule of Investments
APRIL 30, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 40.2%
Avantis Core Fixed Income Fund G Class	964,809	8,085,102
High Income Fund G Class	167,052	1,423,286
Inflation-Adjusted Bond Fund G Class	129,626	1,397,371
Short Duration Fund G Class	121,135	1,189,549
Short Duration Inflation Protection Bond Fund G Class	138,481	1,485,906
		13,581,214
Domestic Equity Funds — 34.2%
Avantis U.S. Equity Fund G Class	201,624	3,496,158
Avantis U.S. Small Cap Value Fund G Class	22,622	332,990
Focused Large Cap Value Fund G Class	325,671	3,318,588
Growth Fund G Class	56,860	3,132,980
Heritage Fund G Class	11,035	302,247
Mid Cap Value Fund G Class	40,861	625,180
Small Cap Growth Fund G Class	15,718	342,504
		11,550,647
International Equity Funds — 13.6%
Avantis Emerging Markets Equity Fund G Class	20,552	244,976
Avantis International Equity Fund G Class	135,104	1,768,514
Focused International Growth Fund G Class	54,370	978,117
Global Real Estate Fund G Class	31,674	413,023
International Small-Mid Cap Fund G Class	7,205	72,914
International Value Fund G Class	112,016	1,101,115
		4,578,659
International Fixed Income Funds — 12.0%
Emerging Markets Debt Fund G Class	59,411	531,134
Global Bond Fund G Class	400,148	3,505,293
		4,036,427
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $31,201,327)		33,746,947
OTHER ASSETS AND LIABILITIES — 0.0%		—
TOTAL NET ASSETS — 100.0%		$33,746,947

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis Core Fixed Income Fund	$7,943	$1,575	$1,419	$(14)	$8,085	965	$(13)	$274
High Income Fund	1,449	245	251	(20)	1,423	167	5	76
Inflation-Adjusted Bond Fund	1,384	175	193	31	1,397	130	(6)	28
Short Duration Fund	—	1,188	—	2	1,190	121	—	5
Short Duration Inflation Protection Bond Fund	1,417	229	206	46	1,486	138	—	35
Avantis U.S. Equity Fund	3,200	1,246	819	(131)	3,496	202	82	45
Avantis U.S. Small Cap Value Fund	319	131	50	(67)	333	23	6	12
Focused Large Cap Value Fund	2,409	1,592	523	(159)	3,319	326	20	210
Growth Fund	2,054	1,781	575	(127)	3,133	57	41	109
Heritage Fund	274	104	57	(19)	302	11	17	29
Mid Cap Value Fund	591	177	93	(50)	625	41	3	48
Small Cap Growth Fund	312	105	47	(27)	343	16	7	2
Avantis Emerging Markets Equity Fund	261	28	38	(6)	245	21	5	7
Avantis International Equity Fund	1,534	425	277	87	1,769	135	12	55
Focused International Growth Fund	827	212	84	23	978	54	6	7
Global Real Estate Fund	391	95	68	(5)	413	32	7	12
International Small-Mid Cap Fund	77	9	9	(4)	73	7	2	2
International Value Fund	944	258	187	86	1,101	112	10	45
Emerging Markets Debt Fund	559	55	88	5	531	59	1	19
Global Bond Fund	3,446	556	500	3	3,505	400	5	104
American Century Low Volatility ETF	1,267	282	1,328	(221)	—	—	268	10
Avantis Short-Term Fixed Income Fund	1,088	213	1,279	(22)	—	—	26	30
	$31,746	$10,681	$8,091	$(589)	$33,747	3,017	$504	$1,164
(1)Underlying fund investments represent G Class, except American Century Low Volatility ETF.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.